SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     December 31, 1996


              WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4
             (Exact name of registrant as specified in its charter)


      California                    33-91136              33-0707612
(State or other jurisdiction     (Commission            (IRS Employer
 of incorporation)                File Number)         Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565



                                      N/A
          Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets


         WNC Housing Tax Credit Fund V, L.P., Series 4 ("Series 4") has become a limited partner in Ashford Place, L.P., an Oklahoma limited partnership ("ASHFORD PLACE"); Lamar Plaza, L.P., a Missouri limited partnership ("LAMAR"); and Woodland Townhomes, L.P., an Alabama limited partnership ("WOODLAND TOWNHOMES"). ASHFORD PLACE, LAMAR and WOODLAND TOWNHOMES are sometimes hereinafter referred to as the "Local Limited Partnerships." ASHFORD PLACE owns the Ashford Place Apartments in Shawnee, Oklahoma; LAMAR owns the Lamar Plaza Apartments in Lamar, Missouri; and WOODLAND TOWNHOMES owns Woodland Townhomes in Marion, Alabama. These properties are sometimes hereinafter referred to as the Apartment Complexes.

         The following tables contain information concerning the Local Limited Partnerships.



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



                                          ACTUAL OR                                                         LOCAL LIMITED   YEAR
                                          ESTIMATED     ESTIMATED                              PERMANENT    PARTNERSHIP'S   CREDITS
                                          CONSTRUC-     DEVELOP-                               MORTGAGE     ANTICIPATED     TO BE
LOCAL          PROJECT                     TION         MENT COST    NUMBER OF    BASIC        LOAN         AGGREGATE       FIRST
LIMITED        NAME/NUMBER  LOCATION OF   COMPLETION    (INCLUDING   APARTMENT    MONTHLY      PRINCIPAL    TAX CREDITS     AVAIL-
PARTNERSHIP    OF BUILDINGS PROPERTY      DATE          LAND COST)   UNITS        RENTS        AMOUNT       (1)             ABLE



ASHFORD        Ashford       Shawnee       December     $813,449      32 1BR      $360         $2,187,000   $3,901,370      1997
PLACE          Place         (Pottawato-   1997                       units                    Greystone
               Apartments    mie Co.),                                60 2BR      $438         & Co. (2)
                             Oklahoma                                 units
               7 buildings                                            8 3BR       $506
                                                                      units





LAMAR          Lamar Plaza    Lamar        June       $1,679,720      24 2BR      $285         $888,400     $1,343,440      1997
               Apartments     (Barton      1997                       units                    Missouri     (federal)
                              Co.),                                   4 3BR       $320         Housing      $53,738
               7 buildings    Missouri                                units                    Develop-     (Missouri)
                                                                                               ment
                                                                                               Commission
                                                                                               (3)




WOODLAND       Woodland       Marion        September  $2,616,040    32  1BR      $178         $51,500      $2,230,740      1997
TOWNHOMES      Townhomes      (Perry        1997                     units                     Regions
                              Co.),                                  10  2BR      $212         Bank (4)
               6 buildings    Alabama                                units
                                                                                               $1,245,000
                                                                                               HOME (5)





(1) Low Income Housing Credits are available over a 10-year period. For the year in which the credit first becomes available, Series 4 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 4 was a limited partner of the Local Limited Partnership, and during which the Apartment Complex was completed and in service.

(2) Greystone & Co. will provide the mortgage loan for a term of 18 years at an annual interest rate of 8.5%. Principal and interest will be payable monthly based on a 30-year amortization schedule. Outstanding principal will be due on maturity.

(3) Missouri Housing Development Commission will provide the mortgage loan for a term of 40 years at an annual interest rate of 1%. Principal and interest will be paid monthly based on a 40-year amortization schedule.

(4) Regions Bank will provide the first mortgage loan for a term of 20 years at an annual interest rate of 9.5%. Principal and interest will be payable monthly based on a 20-year amortization schedule.

(5) HOME will provide the second mortgage loan for a term of 30 years at an annual interest rate of 0.5%. Principal and interest will be payable monthly based on a 30-year amortization schedule.


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



The following is a discussion of the approximate population and general location of, and the employers in, the communities in which the Apartment Complexes are located.

Shawnee (ASHFORD PLACE): Shawnee (population 26,800) is in central Oklahoma near the juncture of Interstate Highway 40 and U.S. Highway 177 approximately 35 miles east of Oklahoma City. The major employers for Shawnee residents are TDK Ferrites (ceramic magnets), Mobil Chemical, Wolverine Tube (copper tubing) and Shawnee Regional Hospital.

Lamar (LAMAR): Lamar (population 4,500) is in southwestern Missouri on U.S. Highway 160 near the intersection of U.S. Highway 71, approximately 51 miles northwest of Springfield. The major employers for Lamar residents are O'Sullivan Furniture, Thorco Display Metal Racks and Barton County Hospital.

Marion (WOODLAND TOWNHOMES): Marion (population 4,400) is in central Alabama, approximately 91 miles northwest of Montgomery on State Route 5. The major employers for Portage residents are the Perry County Board of Education, C-T South (iron casing), Niemands Industries (packaging and filling) and Griffin Wood (lumber).


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




                                                                                                                       ESTIMATED
                                                                                                                       ACQUISI-
                                             LOCAL                            SHARING RATIOS:                          TION FEES
                                             GENERAL                          ALLOCATIONS (4)     SERIES 4's           PAYABLE
LOCAL          LOCAL                         PARTNERS'      SHARING RATIOS:   AND SALE OR         CAPITAL              TO
LIMITED        GENERAL        PROPERTY       DEVELOPMENT    CASH FLOW         REFINANCING         CONTRIBUTION         FUND
PARTNERSHIP    PARTNERS       MANAGER (1)    FEE (2)        (3)               PROCEEDS (5)        (6)                  MANAGER




ASHFORD        The Cowen      Insignia       $591,714       WNC: 15% but      98.99/.01/1         $2,317,180           $231,700
PLACE          Group, L.L.C.  Management                    no less than      50/50
                              Group                         $2,500 per year

                                                            LGP: 67% of
                                                            the balance

                                                            The balance:
                                                            WNC:  25%
                                                            LGP:  75%



LAMAR          MBL            The Remus      $146,700       WNC: 15% but      (7)                 $797,842             $79,800
               Development,   Company                       no less than
               Co.                                          $850 per year

                                                            LGP: 40% of the
                                                            balance

                                                            The balance:
                                                            WNC:  50%
                                                            LGP:  50


WOODLAND       Alabama        Charter       $267,400        WNC: 30% but      98.99/.01/1         $1,347,008           $134,700
TOWNHOMES      Council        Property                      no less than      50/50
               on Human       Management                    $1,200 per year
               Relations      Co., Inc.
               Housing Corp.                                LGP:  40% of the
                                                            balance

                                                            The balance:
                                                            WNC:  15%
                                                            LGP:  85%




(1) The maximum annual management fee payable to the property manager generally is determined pursuant to lender regulations. Each Local General Partner is authorized to employ either itself or one of its affiliates, or a third party, as property manager for leasing and management of the Apartment Complex so long as the fee therefor does not exceed the amount authorized and approved by the lender for the Apartment Complex.

(2) Each Local Limited Partnership will pay its Local General Partner(s) a development fee in the amount set forth, for services incident to the development and construction of the Apartment Complex, which services include: negotiating the financing commitments for the Apartment Complex; securing necessary approvals and permits for the development and construction of the Apartment Complex; and obtaining allocations of Low Income Housing Credits. This payment will be made in installments after receipt of each installment of the capital contributions made by Series 4.

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 4 ("WNC") and the Local General Partner(s) ("LGP") of the Local Limited Partnership for each year of operations. Generally, to the extent that the specific dollar amounts which are to be paid to Series 4 are not paid annually, they will accrue and be paid from sale or refinancing proceeds as an obligation of the Local Limited Partnership.

(4) Subject to certain special allocations, reflects the respective percentage interests of Series 4 and the Local General Partner(s) in profits, losses and Low Income Housing Credits commencing with entry of Series 4 as a limited partner.


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

(5) Reflects the percentage interests of Series 4 and the Local General Partner(s) in any net cash proceeds from sale or refinancing of the Apartment Complex, after payment of the mortgage loan and other Local Limited Partnership obligations (see, e.g., note 3), and the following, in the order set forth: the capital contribution of Series 4 (the tax liability of Series 4 in the case of ASHFORD PLACE); and the capital contribution of the Local General Partner(s) (the tax liability of the Local General Partner(s) in the case of ASHFORD PLACE).

(6) Series 4 will make its capital contributions to each Local Limited Partnership in stages, with each contribution due when certain conditions regarding construction or operations of the Apartment Complex have been fulfilled.

(7) Subject to certain special allocations, Federal Tax Credits, losses and income are allocated 98.98% to Series 4, .01% to WNC Housing, L.P., the special limited partner, .01% to D. Kim Lingle, the original limited partner and 1% to the Local General Partner. This property also has Missouri Tax Credits which are allocated solely to the original limited partner. Net cash proceeds from sale or refinancing of the Apartment Complex, after payment of the mortgage loan and other Local Limited Partnership obligations, and the capital contribution of Series 4, the special limited partner, the Local General Partner and the original limited partner, are distributable 50% to Series 4 and 50% to the Local General Partner.

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


Item 7.  Financial Statements and Exhibits

         a.       Financial Statements of Businesses Acquired.

                  Inapplicable.

         b.       Proforma Financial Information

                  Proforma   Financial    Information   will   be   filed   upon
                  availability.

         c.       Exhibits

                  10.1 Amended and Restated Agreement of Limited Partnership of Ashford Place, A Limited Partnership
                           (previously filed)

                  10.2 Amended and Restated Agreement of Limited Partnership of Lamar Plaza Apartments, L.P.
                           (previously filed)

                  10.3 Amended and Restated Certificate and Agreement of Limited Partnership of Woodland, Ltd.
                           (previously filed)

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4

Date:    January 28, 1997             By:  WNC & Associates, Inc.
                                           General Partner

                                           By:      /s/ JOHN B. LESTER, JR.
                                                    John B. Lester, Jr.,
                                                    President

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